                                                                    EXHIBIT 99.2


                                 CERTIFICATION
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
            (CHAPTER 63, TITLE 18 U.S.C.  Section 1350(a) AND (b))


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chapter 63, Title 18 U.S.C. Section 1350(a) and (b)), each of the undersigned hereby individually certifies in his capacity as an officer of Metaldyne Corporation (the "Company") that the Annual Report of the Company on Form 10-K for the year ended December 29, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 14, 2003
                                            /s/ William M. Lowe, Jr.
                                            -----------------------------------
                                            William M. Lowe, Jr.
                                            Chief Financial Officer



     The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chapter 63, Title 18 U.S.C.
Section 1350(a) and (b)), is not a part of the Form 10-K to which it refers and is, to the extent permitted by law, provided by each of the above signatories to the extent of his respective knowledge.


                                       96